UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 14, 2010
ValueVision Media, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-20243	41-1673770

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6740 Shady Oak Road, Eden Prairie,
Minnesota	55344-3433

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 943-6000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

TABLE OF CONTENTS
Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-99.1

Item 2.02	Results of Operations and Financial Condition.
Pursuant to ValueVision Media, Inc. presenting at the ICR Xchange Conference on January 14, 2010, attached is an updated investor presentation, which includes strategic outlook and fiscal year 2009 business update.
The information in this Item is furnished to, but not filed with, the Securities and Exchange solely under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.”

Item 9.01	Financial Statements and Exhibits.
99.1	Investor Presentation Slides dated January 14, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ValueVision Media, Inc.
January 14, 2010	By:	/s/ Nathan E. Fagre
		Name:	Nathan E. Fagre
		Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit
No.	Description

99.1	Investor Presentation Slides dated January 14, 2010.